SUPPLEMENT DATED NOVEMBER 1, 2019 TO
THE PROSPECTUS DATED SEPTEMBER 1, 2019
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors CEF Municipal Income ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on September 13, 2019, the Board of Trustees (the “Board”) of the Trust, including all of the Trustees that are not interested persons of the Trust, unanimously approved Van Eck Associates Corporation’s, the investment adviser to the Fund (the “Adviser”), proposal to amend the Investment Management Agreement between the Adviser and the Trust for the Fund to convert the Fund’s management fee (the “Management Fee”) to a unitary fee structure pursuant to which the Adviser would agree to pay all of the expenses of the Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

Accordingly, effective immediately, the Fund’s Prospectus is supplemented as follows:

The table under the “Summary Information-VanEck Vectors CEF Municipal Income ETF-Fund Fees and Expenses-Annual Fund Operating Expenses” section of the Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses(b)	1.46%
Total Annual Fund Operating Expenses(a)	1.86%

(a)
Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021.

(b)
“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.

The second paragraph under the “Summary Information-VanEck Vectors CEF Municipal Income ETF-Expense Example” section of the Prospectus is hereby deleted and replaced with the following:

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$189
3	$585
5	$1,006
10	$2,180

The “Management of the Funds-Investment Adviser” section of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High-Yield Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF (the “Municipal Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of June 30, 2019, the Adviser managed approximately $48.16 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement for each Fund other than VanEck Vectors CEF Municipal Income ETF is available in the Trust’s semi-annual report for the period ended October 31, 2018. A discussion regarding the Board of Trustees' approval of the Investment Management Agreement for VanEck Vectors CEF Municipal Income ETF will be available in the Trust's semi-annual report for the period ended October 31, 2019.

Pursuant to the Municipal Investment Management Agreement (which is effective November 1, 2019 with respect to VanEck Vectors CEF Municipal Income ETF), the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Municipal Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.40% (with respect to VanEck Vectors CEF Municipal Income ETF), 0.35% (with respect to VanEck Vectors High-Yield Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF), 0.24% (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF and VanEck Vectors AMT-Free Long Municipal Index ETF) and 0.20% (with respect to VanEck Vectors AMT-Free Short Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2020 with respect to each Fund other than VanEck Vectors CEF Municipal Income ETF and until at least September 1, 2021 with respect to VanEck Vectors CEF Municipal Income ETF.

Prior to November 1, 2019, for the services provided to VanEck Vectors CEF Municipal Income ETF under the CEF Investment Management Agreement, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%. From time to time, the Adviser may waive all or a portion of its fee. Until September 1, 2020, the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.40% of its average daily net assets per year. The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Please retain this supplement for future reference.